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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 27, 1999


                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1999-11, Mortgage Pass-Through Certificates, Series 1999-11).


                                   CWMBS, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                                333-72655             95-4449516
---------------------------------          ------------            -----------
(State of Other Jurisdiction               (Commission        (I.R.S. Employer
           of Incorporation)               File Number)     Identification No.)



               4500 Park Granada
               Calabasas, California                             91302
          --------------------------------                  -------------
           (Address of Principal                            (Zip Code)
            Executive Offices)


        Registrant's telephone number, including area code (818) 225-3240
                                                           ----  --------


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



Item 5.    Other Events.
----       ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-11, Bear, Stearns & Co. Inc. ("Bear, Stearns"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Bear, Stearns Computational Materials") for distribution to its potential investors. Although the Company provided Bear, Stearns with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear, Stearns Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear, Stearns Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated September 28, 1999.














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*  Capitalized  terms  used and not  otherwise  defined  herein  shall  have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated September 27, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-11.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Bear, Stearns Computational Materials filed on Form SE dated September 28, 1999.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC.




                                    By: /s/ Celia Coulter
                                        ---------------------
                                        Celia Coulter
                                        Vice President



Dated:  September 28, 1999


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                                  Exhibit Index
                                  -------------



Exhibit                                                               Page
-------                                                               ------

99.1.           Bear, Stearns Computational Materials filed on          6
                Form SE dated September 28, 1999.

                                  EXHIBIT 99.1
                                  ------------

                 Bear, Stearns Computational Materials filed on Form SE dated September 28, 1999.